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EXHIBIT 23

Consent of independent public accountants

As independent public accountants, we hereby consent to the incorporation of our report dated May 17, 2002 included in this Form 11-K, into the Company's previously filed registration statement (Form S-3 No. 333-88958).

Arthur Andersen LLP

Minneapolis, Minnesota,
May 31, 2002

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  EXHIBIT 23
  Consent of independent public accountants